                                                                   Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report


                              ------------------
Distribution Date:             January 15, 2002                                                   Closing Date:    October 19, 2000
                              ------------------
Collection Period Begin Date:   December 1, 2001                                   Previous Distribution Date:    December 17, 2001
Collection Period End Date:    December 31, 2001                          Previous Collection Period End Date:    November 30, 2001

-----------------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics               Cutoff                   Accrual
                                              Balance       Coupon     Calendar       Legal Final Maturity         CUSIP
-----------------------------------------------------------------------------------------------------------------------------------
i.                   Class A-1 Notes       $230,000,000     6.745%    Actual/360                11/15/2001         03216TAA8
ii.                  Class A-2 Notes        240,000,000     6.700%        30/360                02/17/2003         03216TAB6
iii.                 Class A-3 Notes        315,000,000     6.670%        30/360                07/15/2004         03216TAC4
iv.                  Class A-4 Notes        103,640,000     6.760%        30/360                02/15/2005         03216TAD2
v.                     Class B Notes         28,510,000     7.080%        30/360                07/15/2005         03216TAE0
vi.                    Class C Notes         14,260,000     7.440%        30/360                02/15/2007         03216TAF7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                              Balance as of           % of Original Balance    Unpaid Interest   Unpaid Interest
                                          12/17/01      01/15/02      12/17/01     01/15/02       12/17/01           01/15/02
------------------------------------------------------------------------------------------------------------------------------------
i.                Class A-1 Notes                $0             $0       0.00%        0.00%               -                -
ii.               Class A-2 Notes        42,776,831     19,116,970      17.82%        7.97%               -                -
iii.              Class A-3 Notes       315,000,000    315,000,000     100.00%      100.00%               -                -
iv.               Class A-4 Notes       103,640,000    103,640,000     100.00%      100.00%               -                -
v.                  Class B Notes        28,510,000     28,510,000     100.00%      100.00%               -                -
vi.                 Class C Notes        14,260,000     14,260,000     100.00%      100.00%               -                -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
C. Reserve Account
---------------------------------------------------------------------------------------------------------------------
i.        Initial Reserve Deposit                       $7,128,117.29
ii.       Beginning of Period Reserve Balance            7,128,117.29
iii.      Specified Reserve Account Percent                      0.75% of Initial Pool Balance
iv.       Specified Reserve Account Floor                7,128,117.29
v.        Specified Reserve Account Balance              7,128,117.29
vi.       Reserve Account Release                                   -
vii.      Reserve Account Draws                                     -
viii.     Reserve Account Deposits                                  -
ix.       End of Period Reserve Balance                  7,128,117.29
x.        Specified Credit Enhancement Percent                   3.25%
xi.       Specified Credit Enhancement Floor             7,128,117.29
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
D. Servicing
---------------------------------------------------------
i.        Servicing Fee Percentage                  1.00%
ii.       Beginning of Period Servicing Shortfall      -
iii.      End of Period Servicing Shortfall            -
---------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report


Distribution Date:                    January 15, 2002                                   Closing Date:    October 19, 2000
Collection Period Begin Date:         December 1, 2001                     Previous Distribution Date:   December 17, 2001
Collection Period End Date:          December 31, 2001            Previous Collection Period End Date:   November 30, 2001
---------------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics                  Initial Balance           Balance as of           Percent of Original as of
                                                 09/30/00       11/30/01            12/31/01     11/30/01       12/31/01
---------------------------------------------------------------------------------------------------------------------------------
i.       Principal Balance                     $950,415,639       $513,755,776   $489,301,140      54.06%        51.48%
ii.      Number of Contracts                         73,293             50,748         49,155      69.24%        67.07%
iii.     Weighted Average Coupon (WAC)                 9.44%              9.47%          9.47%
iv.      Weighted Average Original Term               61.40              62.09          62.15
v.       Weighted Average Remaining Term              49.40              38.73          37.99
vi.      Weighted Average Seasoning                   12.00              23.36          24.16
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
F. Portfolio Performance                 # of Contracts   % of Number of Contracts  Principal    Balance   % of Principal Balance
                                        11/30/01  12/31/01   11/30/01    12/31/01     11/30/01    12/31/01    11/30/01   12/31/01
---------------------------------------------------------------------------------------------------------------------------------
i.       30-59 Days Delinquent               653     841      1.29%       1.71%     $6,736,810    $8,216,176     1.31%     1.68%
ii.      60-89 Days Delinquent               211     240      0.42%       0.49%      2,100,681     2,419,122     0.41%     0.49%
iii.     90-119 Days Delinquent               68      73      0.13%       0.15%        502,768       690,702     0.10%     0.14%
iv.      120+ Days Delinquent                  -       -      0.00%       0.00%              -             -     0.00%     0.00%
v.       Repo In Inventory (Charged-off)      10      16      0.02%       0.03%        150,420       196,615     0.03%     0.04%
vi.      Repo In Inventory (Not Charged-Off)  18      24      0.04%       0.05%        221,615       309,007     0.04%     0.06%
vii.     Gross Charge-Offs in Period          63      68      0.12%       0.14%        570,744       463,021     0.11%     0.09%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                                 $            % of Original Balance
                                                 11/30/01    12/31/01   11/30/01  12/31/01
---------------------------------------------------------------------------------------------------------
i.       Gross Charge-Offs In Period             $570,744     $463,021    0.060%    0.049%
ii.      Cumulative Gross Charge-Offs           6,402,845    6,865,866    0.674%    0.722%
iii.     Net Losses In Period                     441,248      259,121    0.046%    0.027%
iv.      Cumulative Net Losses                  4,711,076    4,970,197    0.496%    0.523%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
H. Pool Collections
---------------------------------------------------------------------------------------------------------
i.       Borrower Interest Collections                                              $3,661,071.43
ii.      Borrower Principal Collections                                             23,413,102.45
iii.     Net Liquidation Proceeds                                                      192,932.26
iv.      Recoveries                                                                    203,900.10
v.       Repurchase Amounts (Interest)                                                   3,329.33
vi.      Repurchase Amounts (Principal)                                                385,580.36
vii.     Total Interest Collections                                                  3,664,400.76
viii.    Total Principal Collections                                                24,195,515.17
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
I. Pool Balance Reconciliation
---------------------------------------------------------------------------------------------------------
i.       Beginning Pool Balance                                                   $513,755,775.93
ii.      Pool Balance Reductions from Principal Collections                         23,991,615.07
iii.     Gross Charge-Offs In Period                                                   463,020.99
iv.      Ending Pool Balance                                                       489,301,139.87
---------------------------------------------------------------------------------------------------------

                                   Page 2 of 4

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:               January 15, 2002                                 Closing Date:     October 19, 2000
Collection Period Begin Date:    December 1, 2001                    Previous Distribution Date:   December 17, 2001
Collection Period End Date:     December 31, 2001           Previous Collection Period End Date:   November 30, 2001


-------------------------------------------------------------------------------------------------------
J. Total Available
-------------------------------------------------------------------------------------------------------
i.   Total Pool Collections                                                             $27,859,915.93
ii   Reinvestment Income from Reserve Account                                                 6,556.56
        Reserve Account Balance                                   $7,128,117.29
        Specified Reserve Account Amount                           7,128,117.29
                                                                 ==============
iii. Reserve Account Release                                               0.00                   0.00
iv.  Collected Funds                                                                     27,866,472.49
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
K. Waterfall
                                                                                                              Reserve
                                                                             Amount Available    Reserve      Account      Amount
                                            Calculation Steps    Amount Due  for Distribution    Balance       Draw         Paid
------------------------------------------------------------------------------------------------------------------------------------
            Servicing Fee                        $428,129.81
            Previous Servicing Fee Shortfall            0.00
                                              ==============
i.    Total Servicing Fee                         428,129.81     $428,129.81  $27,866,472.49  $7,128,117.29    $0.00     $428,129.81

ii.   Class A Notes Interest Distribution                       2,573,550.97   27,438,342.68   7,128,117.29     0.00    2,573,550.97

        Class A Notes Balance                 461,416,830.50
        Pool Balance                          489,301,139.87
                                              ==============
iii.  First Priority Principal Distribution             0.00            0.00   24,864,791.71   7,128,117.29     0.00            0.00

iv.   Class B Notes Interest Distribution                         168,209.00   24,864,791.71   7,128,117.29     0.00      168,209.00

        Class A and B Notes Balance           489,926,830.50
        Pool Balance                          489,301,139.87
                                              ==============
v.    Second Priority Principal Distribution      625,690.63      625,690.63   24,696,582.71   7,128,117.29     0.00      625,690.63

vi.   Class C Notes Interest Distribution                          88,412.00   24,070,892.07   7,128,117.29     0.00       88,412.00
vii.  Reserve Fund Deposit                                              0.00   23,982,480.07                                    0.00

        Outstanding Money Market Securities             0.00
        Total Notes Balance                   504,186,830.50
        Specified Credit Enhancement Amount    15,902,287.05
        Specified Reserve Account Amount        7,128,117.29
                                              --------------
        Specified Overcollateralization
         Amount                                 8,774,169.76
        Target Securities Balance             480,526,970.11
                                              ==============
viii. Regular Principal Distribution           23,034,169.76   23,034,169.76   23,982,480.07                           23,034,169.76

ix.   Release to Seller                                           948,310.32      948,310.32   7,128,117.29               948,310.32
------------------------------------------------------------------------------------------------------------------------------------

                                   Page 3 of 4

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                  January 15, 2002                                    Closing Date:        October 19, 2000
Collection Period Begin Date:       December 1, 2001                        Previous Distribution Date:     December 17, 2001
Collection Period End Date:        December 31, 2001               Previous Collection Period End Date:     November 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions                                                     Accrued
                                             Number of                 Previous  Interest on   Total Bond      Total Bond
                                              Days in      Current     Interest    Interest     Interest        Interest   Interest
                                    Coupon    Period       Interest    Shortfall   Shortfall      Due             Paid     Shortfall
------------------------------------------------------------------------------------------------------------------------------------
         Total Class A Notes                            $2,573,550.97    $ -       $ -       $2,573,550.97  $2,573,550.97   $ -
         Class A-1 Notes            6.745%      29                  -      -         -                   -              -     -
         Class A-2 Notes             6.70%      30         238,837.30      -         -          238,837.30     238,837.30     -
         Class A-3 Notes             6.67%      30       1,750,875.00      -         -        1,750,875.00   1,750,875.00     -
         Class A-4 Notes             6.76%      30         583,838.67      -         -          583,838.67     583,838.67     -
         Class B Notes               7.08%      30         168,209.00      -         -          168,209.00     168,209.00     -
         Class C Notes               7.44%      30          88,412.00      -         -           88,412.00      88,412.00     -
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
M. Bond Principal Distributions
-------------------------------------------------------------------
      First Priority Principal Distribution        $            -
      Second Priority Principal Distribution           625,690.63
      Regular Principal Distribution                23,034,169.76
                                                   ==============
      Total Principal Distribution                  23,659,860.39

      Class A-1 Notes Principal Distribution                    -
      Class A-2 Notes Principal Distribution        23,659,860.39
      Class A-3 Notes Principal Distribution                    -
      Class A-4 Notes Principal Distribution                    -
      Class B Notes Principal Distribution                      -
      Class C Notes Principal Distribution                      -
-------------------------------------------------------------------

                                   Page 4 of 4